                    ______________________________________________________________________________

                                           SECURITIES AND EXCHANGE COMMISSION
                                                 Washington, D.C. 20549
                                               __________________________

                                                        FORM T-1

                                             Statement of Eligibility Under
                                          The Trust Indenture Act of 1939 of a
                                        Corporation Designated to Act as Trustee
                                  Check if an Application to Determine Eligibility of
                                        a Trustee Pursuant to Section 305(b)(2)
                                _______________________________________________________

                                             U.S. BANK NATIONAL ASSOCIATION
                                  (Exact name of Trustee as specified in its charter)

                                                       31-0841368
                                           I.R.S. Employer Identification No.

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                     800 Nicollet Mall
                      Minneapolis, MN                                                 55402
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         (Address of principal executive offices)                                   (Zip Code)
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                                             Sherrie Pantle, Vice President
                                             U.S. Bank National Association
                                              1420 Fifth Avenue, 7th Floor
                                                   Seattle, WA 98101
                                                     (206) 344-4676
                               (Name, address and telephone number of agent for service)

                                                    F5 Networks, Inc.
                                        (Issuer with respect to the Securities)

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                    Washington                                                      91-1714307
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------------------------------------------------------------ ---------------------------------------------------------
     (State or other jurisdiction of incorporation or                  (I.R.S. Employer Identification No.)
                       organization)
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401 Elliott Avenue West, Suite 500                                                    98119
Seattle, WA
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         Address of Principal Executive Offices)                                   (Zip Code)
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                                           Senior and Subordinated Securities
                                          (Title of the Indenture Securities)

                     ______________________________________________________________________________

                                                        FORM T-1

Item 1.      GENERAL INFORMATION.  Furnish the following information as to the Trustee.

              a)    Name and address of each examining or supervising authority to which it is subject.
                           Comptroller of the Currency
                           Washington, D.C.

              b)  Whether it is authorized to exercise corporate trust powers.
                           Yes

Item 2.     AFFILIATIONS WITH OBLIGOR.  If the obligor is an affiliate of the Trustee, describe each such affiliation.
                  None

Items 3-15        Items 3-15 are not applicable because to the best of the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16.     LIST OF EXHIBITS:  List below all exhibits filed as a part of this statement of eligibility and qualification.

              1.   A copy of the Articles of Association of the Trustee.*

              2.   A copy of the certificate of authority of the Trustee to commence business.*

              3.  A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

              4.  A copy of the existing bylaws of the Trustee.*

              5.  A copy of each Indenture referred to in Item 4.  Not applicable.

              6.  The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

              7.  Report of Condition of the Trustee as of December 31, 2002, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

       * Incorporated by reference to Registration Number 333-67188.

                                                          NOTE

         The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the
Trustee by the obligors.  While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                                       SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL
ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Seattle, State of Washington on the 15th day of September, 2003.

                                            U.S. BANK NATIONAL ASSOCIATION

                                            By:      /s/ Dyan M. Huhta
                                                     Dyan M. Huhta
                                                     Vice President

By:      /s/ Nancy D. Stahl
         Nancy D. Stahl
         Vice President

                                                       Exhibit 6

                                                        CONSENT

         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL
ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated:  September 15, 2003

                                            U.S. BANK NATIONAL ASSOCIATION

                                            By:      /s/ Dyan M. Huhta
           Dyan M. Huhta
                                                     Vice President

By:      /s/ Nancy D. Stahl
         Nancy D. Stahl
         Vice President

                                                       Exhibit 7
                                             U.S. Bank National Association
                                            Statement of Financial Condition
                                                    As of 6/30/2003

                                                        ($000's)

                                                                        6/30/2003
Assets
     Cash and Due From Depository Institutions                           $11,987,100
     Federal Reserve Stock                                                         0
     Securities                                                           35,336,411
     Federal Funds                                                         4,955,134
     Loans & Lease Financing Receivables                                 118,648,100
     Fixed Assets                                                          1,864,465
     Intangible Assets                                                     9,999,520
     Other Assets                                                          8,735,830
         Total Assets                                                   $191,526,560

Liabilities
     Deposits                                                           $132,461,590
     Fed Funds                                                             5,061,915
     Treasury Demand Notes                                                         0
     Trading Liabilities                                                     303,140
     Other Borrowed Money                                                 20,320,775
     Acceptances                                                             150,586
     Subordinated Notes and Debentures                                     6,326,523
     Other Liabilities                                                     5,864,946
     Total Liabilities                                                  $170,489,475

Equity
     Minority Interest in Subsidiaries                                      $999,216
     Common and Preferred Stock                                               18,200
     Surplus                                                              11,015,123
     Undivided Profits                                                     9,004,546
         Total Equity Capital                                            $21,037,085

Total Liabilities and Equity Capital                                    $191,526,560

To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. Bank National Association

By:      /s/ Dyan M. Huhta
         Vice President

Date:  September 15, 2003